UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2013 (June 18, 2013)

CUBESMART

CUBESMART, L.P.

(Exact Name Of Registrant As Specified In
Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                 Entry into a Material Definitive Agreement.

On June 18, 2013, CubeSmart and CubeSmart, L.P., the limited partnership through which CubeSmart owns its assets and conducts its operations, entered into a Second Amendment to Credit Agreement (the “Credit Agreement Amendment”) with Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders party to the Credit Agreement dated as of December 9, 2011, as amended by the First Amendment to Credit Agreement and release of Guarantors dated April 5, 2012 (the “Credit Agreement”).  Capitalized terms used in the following paragraph shall have the meaning given to such capitalized term in the Credit Agreement.

Among other things, the Credit Agreement Amendment (i) decreases the Applicable Margin with respect to Revolving and Term Loans, such that, based upon CubeSmart’s current unsecured debt rating, the Revolving Loans are priced at 1.30% over LIBOR and the Term Loans are priced at 1.50%, over LIBOR, in each case, with no LIBOR floor, (ii) decreases the Capitalization Rate to 8.00% from 8.25%, (iii) decreases the Facility Fee, such that, based upon CubeSmart’s current unsecured debt rating, the Facility Fee is 0.30%, (iv) extends the maturity of the Revolving Loans to June 18, 2017 from December 8, 2015 and (v) extends the maturity of the Tranche B Term Loans to January 31, 2019 from March 31, 2017.

Also on June 18, 2013, CubeSmart and CubeSmart, L.P. entered into a Second Amendment to Term Loan Agreement (the “Term Loan Amendment”) with Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders party to the Term Loan Agreement dated as of June 20, 2011, as amended by the First Amendment to Term Loan Agreement and release of Guarantors dated February 8, 2012 (the “Term Loan Agreement”).  Capitalized terms used in the following paragraph shall have the meaning given to such capitalized term in the Term Loan Agreement.

Among other things, the Term Loan Amendment (i) decreases the Applicable Margin with respect to Five Year Term Loans, such that, based upon CubeSmart’s current unsecured debt rating, the Five Year Term Loans are priced at 1.50% over LIBOR with no LIBOR floor, (ii) decreases the Capitalization Rate to 8.00% from 8.25%, and (iii) extends the maturity of the Term Loan Agreement to June 30, 2018 from June 19, 2016.

The foregoing descriptions of the Credit Agreement Amendment and the Term Loan Amendment are qualified in their entirety by the full terms and conditions of the Credit Agreement Amendment, a copy of which we have attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, and the Term Loan Amendment, a copy of which we have attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03                               Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Entry Sheet Arrangement of a Registrant.

The information reported in Item 1.01 above is incorporated herein by reference.

Item 7.01   Regulation FD Disclosure

On June 18, 2013, the Company issued a press release announcing the closing of the Credit Agreement Amendment and the Term Loan Amendment. A copy of the press release is furnished herewith as Exhibit 99.3.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Second Amendment to Credit Agreement dated as of June 18, 2013 by and among CubeSmart, L.P., CubeSmart, Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders
99.2	Second Amendment to Term Loan Agreement dated as of June 18, 2013 by and among CubeSmart, L.P., CubeSmart, Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders
99.3	Press Release dated June 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: June 19, 2013
	By:	/s/ Jeffrey P. Foster
Name: Jeffrey P. Foster
Title: Senior Vice President, Chief Legal Officer & Secretary

CUBESMART, L.P.

By: CUBESMART, its general partner

Date: June 19, 2013
	By:	/s/ Jeffrey P. Foster
Name: Jeffrey P. Foster
Title: Senior Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Second Amendment to Credit Agreement dated as of June 18, 2013 by and among CubeSmart, L.P., CubeSmart, Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders
99.2	Second Amendment to Term Loan Agreement dated as of June 18, 2013 by and among CubeSmart, L.P., CubeSmart, Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders
99.3	Press Release dated June 18, 2013